Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
FAX: 512/463-5709

Filing Fee: $300

Certificate of Formation
Limited Liability Company

Filed in the Office of the
Secretary of State of Texas
Filing #: 802389370 02/11/2016
Document #: 655370860002
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for Web Filing

Article 1 - Entity Name and Type

The filing entity being formed is a limited liability company. The name of the entity is:

JRD4256 Enterprises LLC

Article 2 – Registered Agent and Registered Office

☐ A. The initial registered agent is an organization (cannot be company named above) by the name of:

OR

☑ B. The initial registered agent is an individual resident of the state whose name is set forth below:

Name:
Jonathan Louis Johnson

C. The business address of the registered agent and the registered office address is:

Street Address:
2927 Avenue D Katy TX 77493

Consent of Registered Agent

☐ A. A copy of the consent of registered agent is attached.

OR

☑ B. The consent of the registered agent is maintained by the enti ty.

Article 3 - Governing Authority

☐ A. The limited liability company is to be managed by managers.

OR

☑ B. The limited liability company will not have managers. Management of the company is reserved to the members.

The names and addresses of the governing persons are set forth below:

Managing Member 1: **Jonathan Louis Johnson** Title: **Managing Member**

Address: **2927 Avenue D Katy TX, USA 77493**

Article 4 - Purpose

The purpose for which the company is organized is for the transaction of any and all lawful business for which limited liability companies may be organized under the Texas Business Organizations Code.

Supplemental Provisions / Information

[The attached addendum, if any, is incorporated herein by reference.]

Organizer

The name and address of the organizer are set forth below.

Jonathan Louis Johnson **2927 Avenue D, Katy, TX 77493**

Effectiveness of Filing

☐ A. This document becomes effective when the document is filed by the secretary of state.

OR

☑ B. This document becomes effective at a later date, which is not more than ninety (90) days from the date of its signing. The delayed effective date is: **February 12, 2016**

Execution

The undersigned affirms that the person designated as registered agent has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Jonathan Louis Johnson

Signature of Organizer

FILING OFFICE COPY

Form 503
(Revised 09/13)

Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512 463-5709
Filing Fee: $25

Assumed Name Certificate

This space reserved for office use.

FILED
In the Office of the
Secretary of State of Texas
MAR 0 2 2016
Corporations Section

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: Hit King Baseball Academy

Entity Information

2. The legal name of the entity filing the assumed name is:

JRD4256 Enterprises LLC

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

- ☐ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Professional Corporation
- ☐ Professional Association
- ☑ Limited Liability Company
- ☐ Limited Partnership
- ☐ Limited Liability Partnership
- ☐ Cooperative Association
- ☐ Other ______

Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 802389370

5. The state, country, or other jurisdiction of formation of the entity is: Texas, USA

6. The entity's principal office address is:

2927 Ave D
Street or Mailing Address

Katy	Tx	USA	77493
City	*State*	*Country*	*Postal or Zip Code*

Period of Duration

☑ 7a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 7b. The period during which the assumed name will be used is ______ years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 7c. The assumed name will be used until ________________ (not to exceed 10 years).
mm/dd/yyyy

County or Counties in which Assumed Name Used

8. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☑ All counties

☐ All counties with the exception of the following counties: ______________________

☐ Only the following counties: ______________________

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: 3/1/16

[signature]

CEO Jonathan Johnson

Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)

Form 503
(Revised 09/13)

Return in duplicate to:
Secretary of State
P.O. Box 13697
Austin, TX 78711-3697
512 463-5555
FAX: 512 463-5709
Filing Fee: $25

Assumed Name Certificate

This space reserved for office use.
FILED
In the Office of the
Secretary of State of Texas
MAR 0 2 2016
Corporations Section

Assumed Name

1. The assumed name under which the business or professional service is, or is to be, conducted or rendered is: The Bull Pen

Entity Information

2. The legal name of the entity filing the assumed name is:

JRD4256 Enterprises LLC

State the name of the entity as currently shown in the records of the secretary of state or on its organizational documents, if not filed with the secretary of state.

3. The entity filing the assumed name is a: (Select the appropriate entity type below.)

- ☐ For-profit Corporation
- ☐ Nonprofit Corporation
- ☐ Professional Corporation
- ☐ Professional Association
- ☑ Limited Liability Company
- ☐ Limited Partnership
- ☐ Limited Liability Partnership
- ☐ Cooperative Association
- ☐ Other ______

Specify type of entity. For example, foreign real estate investment trust, state bank, insurance company, etc.

4. The file number, if any, issued to the entity by the secretary of state is: 802389370

5. The state, country, or other jurisdiction of formation of the entity is: Texas, USA

6. The entity's principal office address is:

2927 Ave D
Street or Mailing Address

City	State	Country	Postal or Zip Code
Katy	Tx	USA	77493

Period of Duration

☑ 7a. The period during which the assumed name will be used is 10 years from the date of filing with the secretary of state.

OR

☐ 7b. The period during which the assumed name will be used is _____ years from the date of filing with the secretary of state (not to exceed 10 years).

OR

☐ 7c. The assumed name will be used until ________________ (not to exceed 10 years).
mm/dd/yyyy

County or Counties in which Assumed Name Used

8. The county or counties where business or professional services are being or are to be conducted or rendered under the assumed name are:

☑ All counties

☐ All counties with the exception of the following counties: ______________________

☐ Only the following counties: ______________________

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and also certifies that the person is authorized to sign on behalf of the identified entity. If the undersigned is acting in the capacity of an attorney in fact for the entity, the undersigned certifies that the entity has duly authorized the undersigned in writing to execute this document.

Date: 3/1/16

CEO Jonathan Johnson

Signature of a person authorized by law to sign on behalf of the identified entity (see instructions)